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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                          ----------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                SEPTEMBER 18, 2002                               0-25053
------------------------------------------------          ----------------------
Date of Report (Date of earliest event reported)          Commission File Number


                               THEGLOBE.COM, INC.
              (Exact name of registrant as specified in its charter)


                DELAWARE                                   14-1782422
   ----------------------------------           --------------------------------
      (State or other jurisdiction                      (I.R.S. Employer
    of incorporation or organization)                Identification  Number)




                     110 EAST BROWARD BOULEVARD, SUITE 1400
                         FORT LAUDERDALE, FLORIDA 33301
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 769-5900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  Other Events

Press Release

On September 18, 2002, theglobe.com, Inc. announced that it had entered into a letter of intent to acquire certain digital telephony assets relating to a development stage business and a letter of intent relating to a potential investment in a new series of the company's preferred stock.


ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)  Financial Statements

None

(b)  Pro Forma Financial Statement

None

(c)  Exhibits

99.1  Press Release dated September 18, 2002


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September    ,  2002                 theglobe.com, Inc.


                                             By:
                                                --------------------------------
                                                Edward A. Cespedes, President


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